UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Revenues
Vessel operating revenues	$ 187,256	$ 174,420
Operating expenses
Voyage expenses	(12,180)	(4,956)
Vessel operating expenses	(37,901)	(36,288)
Administrative expenses	(4,457)	(4,454)
Depreciation	(39,051)	(37,541)
Operating income	93,667	91,181
Other income/(expenses)
Interest income	1,445	2,132
Interest expense	(39,706)	(46,433)
Extinguishment costs of long-term debt	0	(1,630)
Gain/(loss) on derivatives	9,585	(8,637)
Other financial items	(594)	(117)
Income before tax	64,397	36,496
Income tax expense	(35)	(49)
Net income	$ 64,362	$ 36,447
Earnings/(loss) per share:
Basic (in dollars per share)	$ 1.19	$ 0.67
Diluted (in dollars per share)	$ 1.19	$ 0.67